                                                                    Exhibit 10.3

                        UNITED COMMUNITY FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                           {Effective January 1, 1998}

                        UNITED COMMUNITY FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS
                                -----------------


SECTION                                                                                                     PAGE
-------                                                                                                     ----


      1  PARTICIPATION............................................................................................1
         -------------

                  1.01.  Eligibility Requirements.................................................................1
                  1.02.  Service for Eligibility..................................................................1

      2  CONTRIBUTIONS............................................................................................2
         -------------

                  2.01.  Regular Employer Contribution............................................................2
                  2.02.  Employer Contribution to Reduce Loan Obligation..........................................2
                  2.03.  Rollover Contributions/Participant Contributions.........................................2
                  2.04.  Limitations on Annual Additions..........................................................3
                  2.05.  Dual Plan Limitation.....................................................................3
                  2.06.  Corrective Adjustments...................................................................4
                  2.07.  Contributions Conditioned on Initial Plan Qualification..................................4

      3  ALLOCATION OF EMPLOYER CONTRIBUTIONS.....................................................................5
         ------------------------------------

                  3.01.  Allocation of Regular Contributions and Forfeitures......................................5
                  3.02.  Allocation of Employer Shares Purchased with Proceeds of Plan Loan.......................5
                  3.03.  Special Restriction on Allocation........................................................6

      4  PARTICIPANTS' ACCOUNTS...................................................................................6
         ----------------------

                  4.01.  Establishment of Employer Contributions Accounts.........................................6
                  4.02.  Establishment of Suspense Account........................................................6

      5  PLAN INVESTMENTS.........................................................................................7
         ----------------

                  5.01.  Primary Investments......................................................................7
                  5.02.  Diversification Requirements.............................................................7


SECTION                                                                                                     PAGE
-------                                                                                                     ----

      6  VALUATION OF PARTICIPANTS' ACCOUNTS......................................................................8
         -----------------------------------

                  6.01.  Valuations...............................................................................8
                  6.02.  Method of Adjustment.....................................................................8

      7  RETIREMENT BENEFITS......................................................................................9
         -------------------

                  7.01.  Time of Retirement.......................................................................9
                  7.02.  Amount of Retirement Benefits............................................................9

      8  DEATH BENEFITS..........................................................................................10
         --------------

                  8.01.  Amount of Death Benefit.................................................................10
                  8.02.  Designation of Beneficiary..............................................................10
                  8.03.  Distribution of Death Benefit...........................................................11

      9  DISABILITY BENEFITS.....................................................................................11
         -------------------

                  9.01.  Amount of Disability Benefit............................................................11
                  9.02.  Determination of Total and Permanent Disability.........................................12

      10  TERMINATION OF EMPLOYMENT..............................................................................12
          -------------------------

                  10.01.  Amount of Benefits Upon Termination of Employment......................................12

      11  VESTING................................................................................................13
          -------

                  11.01.  Determination of Vested Benefits.......................................................13
                  11.02.  Service for Vesting....................................................................13
                  11.03.  Full Vesting at Normal Retirement Age, Death or Disability.............................13
                  11.04.  Termination After Eligibility for Retirement...........................................13

      12  PAYMENT OF BENEFITS....................................................................................14
          -------------------

                  12.01.  Method of Payment......................................................................14
                  12.02.  Timing of Payments.....................................................................14
                  12.03.  Distributions After Death..............................................................14
                  12.04.  Cash-Outs/Consent......................................................................15
                  12.05.  Put Option.............................................................................16
                  12.06.  Right of First Refusal.................................................................18


SECTION                                                                                                     PAGE
-------                                                                                                     ----

                  12.07.  Eligible Rollover Distributions........................................................19
                  12.08.  Installment Distributions..............................................................20

      13  BREAK IN SERVICE RULES.................................................................................21
          ----------------------

                  13.01.  Effect of Break in Service on Eligibility..............................................21
                  13.02.  Effect of Break in Service on Vesting..................................................21
                  13.03.  Authorized Leaves of Absence...........................................................22

      14  TRUST AGREEMENT........................................................................................22
          ---------------

                  14.01.  Description of Trust Agreement.........................................................22

      15  PLAN ADMINISTRATION....................................................................................22
          -------------------

                  15.01.  Plan Administrator.....................................................................22
                  15.02.  Duties of Plan Administrator...........................................................23

      16  AMENDMENTS.............................................................................................23
          ----------

                  16.01.  Sponsor's Right to Amend Plan..........................................................23

      17  DISTRIBUTIONS ON PLAN TERMINATION......................................................................24
          ---------------------------------

                  17.01.  Full Vesting on Plan Termination.......................................................24
                  17.02.  Payment on Plan Termination............................................................24
                  17.03.  Discontinuance of Contributions; Partial Termination of Plan...........................25

      18  CREDITORS OF PARTICIPANTS..............................................................................25
          -------------------------

                  18.01.  Non-Assignability......................................................................25
                  18.02.  Qualified Domestic Relations Orders....................................................25

      19  CLAIMS PROCEDURES......................................................................................25
          -----------------

                  19.01.  Filing a Claim for Benefits............................................................25
                  19.02.  Denial of Claim........................................................................26
                  19.03.  Remedies Available to Participants.....................................................26

      20  VOTING RIGHTS..........................................................................................27
          -------------


SECTION                                                                                                     PAGE
-------                                                                                                     ----

                  20.01.  Participant Voting Rights with Respect to Allocated Shares.............................27
                  20.02.  Participant Voting Rights with Respect to Unallocated Shares...........................28

      21  TOP HEAVY RULES........................................................................................28
          ---------------

                  21.01.  Definitions............................................................................28
                  21.02.  Top Heavy Status.......................................................................29
                  21.03.  Minimum Contributions..................................................................30
                  21.04.  Top Heavy Vesting......................................................................31

      22  EXEMPT LOANS...........................................................................................31
          ------------

                  22.01.  Authority to Borrow....................................................................31
                  22.02.  Requirements for Plan Loans............................................................31

      23  MISCELLANEOUS..........................................................................................33
          -------------

                  23.01.  Employment Rights......................................................................33
                  23.02.  Gender.................................................................................33
                  23.03.  Notice Requirement.....................................................................33
                  23.04.  Merger or Consolidation................................................................33
                  23.05.  Social Security Benefits...............................................................33
                  23.06.  Forfeitures............................................................................33
                  23.07.  Named Fiduciaries......................................................................34
                  23.08.  Limitations on Payment.................................................................34
                  23.09.  Interpretation of Document.............................................................34
                  23.10.  Nonterminable Protections and Rights...................................................35
                  23.11.  Dividends..............................................................................35

      24  CERTAIN DEFINITIONS....................................................................................35
          -------------------

                  24.01.  Account................................................................................35
                  24.02.  Affiliate..............................................................................35
                  24.03.  Annual Additions.......................................................................36
                  24.04.  Beneficiary............................................................................36
                  24.05.  Code...................................................................................37
                  24.06.  Compensation...........................................................................37
                  24.07.  Current Participant....................................................................37
                  24.08.  Effective Date.........................................................................37
                  24.09.  Employee...............................................................................37
                  24.10.  Employer...............................................................................37


SECTION                                                                                                     PAGE
-------                                                                                                     ----

                  24.11.  Employer Contributions Account.........................................................38
                  24.12.  Employer Shares or Shares..............................................................38
                  24.13.  Employment Commencement Date...........................................................38
                  24.14.  Entry Date.............................................................................38
                  24.16.  Forfeiture.............................................................................39
                  24.17.  Full Time..............................................................................39
                  24.18.  Hour of Service........................................................................39
                  24.19.  Late Retirement Date...................................................................40
                  24.21.  Normal Retirement Age..................................................................40
                  24.22.  Normal Retirement Date.................................................................40
                  24.23.  One-Year Break in Service..............................................................41
                  24.24.  Participant............................................................................41
                  24.25.  Plan...................................................................................41
                  24.26.  Plan Administrator.....................................................................41
                  24.27.  Plan Year..............................................................................41
                  24.28.  Projected Annual Benefit...............................................................41
                  24.29.  Spouse or Surviving Spouse.............................................................42
                  24.30.  Trust Agreement........................................................................42
                  24.31.  Trust Fund.............................................................................42
                  24.32.  Trustee................................................................................42
                  24.33.  Valuation Date.........................................................................42
                  24.34.  Year of Service........................................................................42

                        UNITED COMMUNITY FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN


                  United Community Financial Corp. (the "Sponsor") hereby adopts the following employee stock ownership plan (hereinafter referred to as the "Plan"), effective as of the Effective Date. The Plan shall be for the exclusive benefit of eligible Employees of the Sponsor and The Home Savings and Loan Company of Youngstown, Ohio, and, where applicable, the designated Beneficiaries of such Employees. It is intended that this Plan, together with the Trust Agreement, shall comply with the applicable provisions of the Code and ERISA.


                                    SECTION L
                                    ---------

                                  PARTICIPATION
                                  -------------

1.01.             ELIGIBILITY REQUIREMENTS

                  Each Employee of the Employer shall be eligible to participate in the Plan on the Entry Date coinciding with or first following the date on which he has completed 12 months of service as a Full-Time Employee and has attained age 20. An Employee shall also be given credit for all 12-month periods during which he was a Full-Time Employee with an Affiliate which is not a participating employer.

1.02.             SERVICE FOR ELIGIBILITY

                  The 12-month period during which the Employee must meet the Full-Time requirement shall initially be the 12 consecutive months beginning with his Employment Commencement Date and, thereafter, the anniversary of the Employee's Employment Commencement Date.

                                    SECTION 2
                                    ---------

                                  CONTRIBUTIONS
                                  -------------

2.01.             REGULAR EMPLOYER CONTRIBUTION

                  Subject to its right to terminate or amend this Plan, the Employer may contribute and pay to the Trustee of the Trust Fund created for the purpose of carrying out this Plan a contribution in cash or Employer Shares as the Board of Directors of the Sponsor may in its discretion determine.

                  The amount of such contribution by the Employer to be paid to the Plan in any year shall be such amount as the Board of Directors of the Employer may in its discretion determine; provided, however, that, in any year, the amount contributed shall not exceed the maximum amount deductible from the Employer's income for such year under Section 404(a)(3) of the Code, or any succeeding statute of similar import.

2.02.   EMPLOYER CONTRIBUTION TO REDUCE LOAN OBLIGATION

                  In addition to the contributions authorized by Section 2.01, the Employer may in its discretion contribute amounts sufficient to enable the Trustee to pay, on or before the due date thereof, each installment of principal and interest on any Plan loan used to acquire Employer Shares, provided that the amounts contributed by the Employer pursuant to this Section 2.02, in any year, shall not exceed the maximum amount deductible from the Employer's income for such year under Section 404(a)(9) of the Code, or any succeeding statute of similar import.

2.03.             ROLLOVER CONTRIBUTIONS/PARTICIPANT CONTRIBUTIONS

                  Neither rollover contributions nor Participant contributions to the Plan are permitted.

2.04.             LIMITATIONS ON ANNUAL ADDITIONS

                  Annual Additions to each Participant's Account shall not exceed the lesser of (a) $30,000 [or, if greater, such increased amount as permitted by the Secretary of the Treasury]; or (b) 25% of the Participant's "compensation" for the Limitation Year.

                  For purposes of this Section 2.04, the portion of such Employer contribution which is deemed to be allocated to a Participant's Account for such Plan Year shall be an amount which bears the same ratio to the total contribution made by or on behalf of the Employer for such Plan Year which is used to repay principal (or, to the extent more than one-third of such Employer contributions are allocated in a Plan Year to "Highly-Compensated Employees," within the meaning of Code Section 414(q), to repay principal and interest) on one or more Plan loans, or to purchase Employer Shares, as the number of Employer Shares allocated to such Participant's Account in respect of such Plan Year bears to the total number of Employer Shares allocated to the Accounts of all Participants in respect of such Plan Year.

                  For purposes of this Section 2.04, "compensation" shall mean compensation as defined in Treasury Regulation Section 1.415-2(d)(1)-(3), or one of the alternative definitions of compensation set forth in Treasury Regulation
Section 1.415-2(d)(11)(i) or (ii), as selected by the Plan Administrator.

                  Elective deferrals, as such term is defined by Section 402(g)(3) of the Code, and amounts contributed or deferred at the election of the Employee by the Employer which are not includable in the gross income of an Employee by reason of Section 125 or Section 457 of the Code, shall be included in the definition of "compensation" selected by the Plan Administrator pursuant to the preceding paragraph.

2.05.             DUAL PLAN LIMITATION

                  This Section 2.05 shall apply prior to the first Plan Year coinciding with or immediately following January 1, 2000.

                  If the Participant is, or was, covered under a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed 1.0 in any Limitation Year.

                  The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all defined benefit plans (whether or not terminated) maintained by the Employer and the denominator of which is the lesser of (a) 1.25 times the dollar limitation of Section 415(b)(1)(A) of the Code in effect for the Limitation Year; or (b) 1.4 times the Participant's average compensation for the three consecutive years that produced the highest average.

                  The defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all defined contribution plans maintained by the Employer (whether or not terminated) for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:
(a) 1.25 times the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year; or (b) 1.4 times the amount which may be taken into account under Section 415(c)(1)(B) of the Code.

                  For any years in which the Plan is "top heavy," "1.0" shall be substituted for "1.25" in the preceding two paragraphs.

                  If, in any Limitation Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds 1.0, the rate of benefit accruals under this Plan will be reduced so that the sum of the fractions equals 1.0.

2.06.             CORRECTIVE ADJUSTMENTS

                  If, due to a reasonable error in estimating a Participant's annual compensation, or due to the allocation of Forfeitures, an excess Annual Addition exists, such excess will be used to reduce Employer contributions for such Participant in the next, and succeeding, Limitation Years. If the Participant was not covered by the Plan at the end of the Limitation Year, such excess will be applied to reduce Employer contributions for all remaining Participants in the next, and succeeding, Limitation Years.

2.07.             CONTRIBUTIONS CONDITIONED ON INITIAL PLAN QUALIFICATION

                  All Employer contributions under this Plan will be made with the understanding that the Plan will initially qualify under the provisions of
Section 401(a) of the Code. In the event the Internal Revenue Service determines that this Plan is not initially qualified under the Code, and the Employer is unable to amend the Plan so as to receive a favorable determination, then any contribution made by the Employer incident to such initial qualification request, less any expenses and adjusted by any gains or losses, will be refunded to the Employer. Such refund must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.


                                    SECTION 3
                                    ---------

                      ALLOCATION OF EMPLOYER CONTRIBUTIONS
                      ------------------------------------

3.01.             ALLOCATION OF REGULAR CONTRIBUTIONS AND FORFEITURES

                  Each Plan Year, the Employer's regular contribution made pursuant to Section 2.01, and any Forfeitures available for such year, shall be allocated to the Accounts of Participants who are both Full-Time and Current Participants for such year. In that regard, the amount allocated to the Account of a particular Full-Time Current Participant shall be in the same proportion to the total amounts available for allocation as the Compensation of such Full-Time Current Participant for the Plan Year bears to the Compensation of all Full-Time Current Participants for such Plan Year.

3.02.             ALLOCATION OF EMPLOYER SHARES PURCHASED WITH PROCEEDS OF PLAN
                  LOAN

                  Any Employer Shares purchased with the proceeds of Plan loans shall be held in a suspense account and allocated to Participants' Employer Contributions Accounts as such loans are reduced and such Shares are released pursuant to the terms of the loans and Section 22.02(e) of the Plan. Each year the number of Employer Shares released under all Plan loans shall be allocated to each Participant's Employer Contributions Account in the same manner as the Employer's regular contribution is allocated under Section 3.01.

3.03.             SPECIAL RESTRICTION ON ALLOCATION

                  Notwithstanding any provision contained herein, no portion of the assets of the Plan attributable to Employer Shares acquired by the Plan in a sale to which either Sections 1042 or 2057 of the Code applies may be allocated, either directly or indirectly, (a) to the Employer Contributions Account of a Participant who owns, after application of Section 318(a) of the Code, more than 25% of either (i) any class of outstanding stock of the Employer; or (ii) the total value of any outstanding stock of the Employer; or (b) during the non-allocation period [as defined in Code Section 409(n)], to the Employer Contributions Account of a Participant [or any person related to such Participant within the meaning of Code Section 267(b)] who makes an election under Code Section 1042(a) with respect to Employer Shares.


                                    SECTION 4
                                    ---------

                             PARTICIPANTS' ACCOUNTS
                             ----------------------

4.01.             ESTABLISHMENT OF EMPLOYER CONTRIBUTIONS ACCOUNTS

                  The Plan Administrator shall establish and maintain an Employer Contributions Account for each Participant to record:

                  (a) his share of the Employer contributions and Forfeitures allocated under Section 3; and

                  (b) his share of the net income, or net losses, resulting from the investment thereof.

4.02.             ESTABLISHMENT OF SUSPENSE ACCOUNT

                  The Plan Administrator shall establish and maintain a suspense account to record the number of Employer Shares encumbered under all outstanding Plan loans. As described in Section 3.02, Employer Shares shall be transferred from the suspense account and allocated to the Participants' Employer Contributions Accounts as such Shares are released from encumbrance under the terms of such Plan loans.

                                    SECTION 5
                                    ---------

                                PLAN INVESTMENTS
                                ----------------

5.01.             PRIMARY INVESTMENTS

                  As an employee stock ownership plan, this Plan shall invest primarily in Employer Shares. Any Plan assets not invested in Employer Shares shall be invested in other investment vehicles by the Trustee, in its discretion, pursuant to the provisions of the Trust Agreement.

5.02.             DIVERSIFICATION REQUIREMENTS

                  (a) Any Participant who has completed at least ten years of participation in the Plan and who has attained age 55 (the "diversification requirements"), may elect within the first 90 days of each of the six Plan Years immediately following the Plan Year in which he first satisfies the diversification requirements, to direct the Plan as to the investment of up to 25% of the total balance of his Account attributable to Employer Shares (to the extent such 25% portion exceeds the amount to which a prior election under this paragraph applies). In the case of the Plan Year in which the Participant can make his last such election, the preceding sentence shall be applied by substituting "50%" for "25%." The Participant's direction shall be provided to the Plan Administrator in writing.

                  (b) The Plan shall, in each instance, distribute [notwithstanding Section 409(d) of the Code] the portion of the Participant's Account that is covered by the election within the first 180 days of the Plan Year in which the election is made. This paragraph (b) shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $5,000. If the Participant does not consent, such amount shall be retained in the Plan.

                  (c) In lieu of making the distribution described in paragraph
(b) above, the Plan may satisfy the requirements of paragraph (a) by offering at least three investment options (other than Employer Shares) to each Participant making the election described in paragraph (a) and, if the Participant so elects, by investing within the 180-day period specified in paragraph (b) the amount in question in the option(s) selected by the Participant.


                                    SECTION 6
                                    ---------

                       VALUATION OF PARTICIPANTS' ACCOUNTS
                       -----------------------------------

6.01.             VALUATIONS

                  As of each Valuation Date, or more frequently at the election of the Plan Administrator, the Plan Administrator shall obtain an evaluation of the assets of the Trust Fund from the Trustee on the basis of the market value of the assets of the Trust Fund. On the basis of such valuation, the Participants' Accounts shall be adjusted as of such Valuation Date to reflect the effect of income received or accrued, realized and unrealized profits and losses, expenses, Forfeitures, payments to Participants and all other transactions in the period since the last preceding Valuation Date.

                  For purposes of valuation of Employer Shares under this section and with respect to all other activities carried on by the Plan which require the valuation of Employer Shares, at all times during which the Employer Shares are not readily tradable on an established securities market, such valuations shall be made by an independent appraiser, within the meaning of
Section 401(a)(28)(C) of the Code.

6.02.             METHOD OF ADJUSTMENT

                  The amount to the credit of each Participant's Account as of each Valuation Date shall be adjusted as of each succeeding Valuation Date by the following credits and charges in the order specified:

                  (a) In the case of each Participant to, for or on behalf of whom disbursements from the Plan have been made, there shall be debited the total amount of any disbursements made to him or for his account from his Account during the period since the last Valuation Date.

                  (b) In the case of each Participant (including former Employees for whom Accounts are being maintained), there shall be credited or debited to his Account that portion of the net increase (including an amount equal to the non-distributed dividends on allocated Employer Shares) or net decrease of the value of the assets of the Trust Fund since the last Valuation Date which the balance of his Account [after completion of the adjustment called for in Section 6.02(a) above] bears to the total balance of all Accounts after completion of the adjustments called for in Section 6.02(a) above.

                  (c) In the case of each Full-Time Current Participant, there shall be credited to his Account the Employer's contributions, Forfeitures and Employer Shares released under Plan loans that are allocable to him under
Section 3 of this Plan. In allocating Forfeitures, Employer Shares shall be allocated only after other assets in all terminated Participants' Accounts have been allocated.


                                    SECTION 7
                                    ---------

                               RETIREMENT BENEFITS
                               -------------------

7.01.             TIME OF RETIREMENT

                  A Participant may retire from the employ of the Employer on his Normal Retirement Date or his Late Retirement Date.

7.02.             AMOUNT OF RETIREMENT BENEFITS

                  The amount which a Participant shall be entitled to receive upon reaching his Normal Retirement Date or his Late Retirement Date shall be an amount equal to the value of the Employer Shares credited to his Account and the net value of the other assets of such Account as of the Valuation Date immediately following his Normal Retirement Date or his Late Retirement Date.

                                    SECTION 8
                                    ---------

                                 DEATH BENEFITS
                                 --------------

8.01.             AMOUNT OF DEATH BENEFIT

                  The death benefit under this Plan shall be an amount equal to the value of the Employer Shares and the net value of the other assets credited to the deceased Participant's Account as of the later of (a) the Valuation Date immediately following the date of his death; and (b) the Valuation Date immediately following the date death benefits are distributed.

8.02.             DESIGNATION OF BENEFICIARY

                  Subject to the provisions of Section 8.03, each Participant shall designate, by a written instrument filed with the Plan Administrator, one or more Beneficiaries who, upon the death of the Participant, shall be entitled to receive the death benefit described in Section 8.01. If more than one Beneficiary is named, the Participant may specify the sequence and/or proportion in which payments must be made to each Beneficiary. In the absence of such specification, payments shall be made in equal shares to all named Beneficiaries then living at the time of the Participant's death. To the extent otherwise consistent with this Plan, a Participant may change his Beneficiary from time to time by written notice delivered to the Plan Administrator in the manner prescribed by the Plan Administrator. The Plan Administrator may, in its discretion, limit the number of Beneficiaries that may be designated by a Participant. If no Beneficiary has been designated or if no designated Beneficiary is living at the time of the Participant's death, payment of such death benefit, if any, to the extent permitted by law, shall be made to the executors or administrators of the Participant's estate. Any minor's share shall be paid to such adult or adults as have, in the opinion of the Plan Administrator, assumed custody and support of such minor. Proof of death satisfactory to the Plan Administrator must be furnished prior to the payment of any death benefit under the Plan.

                  Once benefits begin to be paid to a Beneficiary pursuant to this section, such Beneficiary shall name an individual or individuals to receive the remainder of such benefit, if any, upon the death of the Beneficiary. In the absence of such a designation by the Beneficiary, such remaining benefit, if any, shall be paid to the estate of the Beneficiary.

                  If the designated Beneficiary is alive at the time of the Participant's death but dies prior to the commencement of the payment of death benefits hereunder, the death benefit payable pursuant to this Section 8 shall be payable to the estate of the Beneficiary.

8.03.             DISTRIBUTION OF DEATH BENEFIT

                  If a Participant dies while actively employed, without a Surviving Spouse and prior to the commencement of his retirement benefits, the death benefit described in Section 8.01 shall be distributed to the person or persons specified in Section 8.02, in accordance with the provisions of Section 12 hereof.

                  If a Participant dies while actively employed, with a Surviving Spouse and prior to the commencement of his retirement benefits, then, notwithstanding the provisions of Section 8.02 hereof, the death benefit described in Section 8.01 shall be paid to his Surviving Spouse in accordance with the provisions of Section 12 hereof, UNLESS such Surviving Spouse, in accordance with the provisions of this paragraph, has consented to an alternate Beneficiary, in which case, such death benefit shall be distributed to such alternate Beneficiary in accordance with the provisions of Section 12. For purposes of the preceding sentence, the consent of the Spouse must (a) be in writing; (b) designate a specific Beneficiary, including any class of beneficiaries or contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without further spousal consent); (c) acknowledge the effect of such consent; and (d) be witnessed by a Plan representative or notary public.


                                    SECTION 9
                                    ---------

                               DISABILITY BENEFITS
                               -------------------

9.01.             AMOUNT OF DISABILITY BENEFIT

                  If a Participant who is actively employed becomes "totally and permanently disabled" as defined in Section 9.02 below, such Participant shall be entitled to receive as a disability benefit an amount equal to the value of the Employer Shares credited to his Account and the net value of other assets of such Account as of the later of (a) the Valuation Date immediately following the date that the Plan Administrator determines him to be "totally and permanently disabled", and (b) the Valuation Date immediately following the date disability benefits are distributed.

9.02.             DETERMINATION OF TOTAL AND PERMANENT DISABILITY

                  A Participant shall be considered to be "totally and permanently disabled" if it is established by a licensed physician selected by the Plan Administrator that the Participant is not able to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.


                                   SECTION 10
                                   ----------

                            TERMINATION OF EMPLOYMENT
                            -------------------------

10.01.            AMOUNT OF BENEFITS UPON TERMINATION OF EMPLOYMENT

                  If a Participant leaves the employ of the Employer for any reason other than retirement, death or disability in accordance with Section 7, 8 or 9 hereof, he shall be entitled to receive an amount equal to the nonforfeitable percentage of the value of the Employer Shares and the net value of the other assets credited to his Account as of the later of: (a) the Valuation Date immediately following the date of his termination of employment; and (b) the Valuation Date immediately following the date such termination benefits are distributed. Such nonforfeitable percentage shall be determined in accordance with Section 11.01 hereof.

                                   SECTION 11
                                   ----------

                                     VESTING
                                     -------

11.01.            DETERMINATION OF VESTED BENEFITS

                  Employer contributions allocated to the Participant's Employer Contributions Account shall become vested in accordance with the table shown below:


                                                      NONFORFEITABLE
               YEARS OF SERVICE                         PERCENTAGE

                 Less than 5                                 0
                  5 or more                                100%


11.02.            SERVICE FOR VESTING

                  Years of Service for vesting purposes shall include all Years of Service with the Employer.

11.03.            FULL VESTING AT NORMAL RETIREMENT AGE, DEATH OR DISABILITY

                  Notwithstanding any provision in this Plan to the contrary, the value of a Participant's Accounts shall be fully vested and nonforfeitable upon the Participant's (a) attaining his Normal Retirement Age; (b) becoming totally and permanently disabled; or (c) death, provided the Participant is actively employed with the Employer upon the occurrence of such events.

11.04.            TERMINATION AFTER ELIGIBILITY FOR RETIREMENT

                  The termination of a Participant's employment after he has attained his Normal Retirement Age shall be considered a retirement for purposes of this Plan.

                                   SECTION 12
                                   ----------

                               PAYMENT OF BENEFITS
                               -------------------

12.01.            METHOD OF PAYMENT

                  At the time a Participant or Beneficiary becomes entitled to receive any amount because of the Participant's retirement, death, disability or termination of employment, the Trustee, acting in accordance with the written instructions of the Plan Administrator, shall make payment from the Trust Fund to such individual (or his Beneficiary in the case of his death) in the form of either (a) a lump sum; or (b) in periodic installments payable monthly, quarterly, semi-annually or annually in accordance with Section 12.08. All such payments shall be made by the Trustee, at the option of the Participant (or his Beneficiary) in Employer Shares, in cash or both.

12.02.            TIMING OF PAYMENTS

                  (a) Unless the Participant elects otherwise, the payment of retirement, death, disability and termination benefits shall begin no later than 60 days after the latest of the close of the Plan Year in which (i) the Participant attains his Normal Retirement Age; (ii) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the Participant terminates service with the Employer.

                  (b) Notwithstanding any provisions hereof to the contrary, benefit payments under this Plan which are paid to a Participant who is not a "5% owner," as such term is defined by Code Section 416, shall commence by the April 1 following the later of (a) the calendar year in which the Participant attains age 70 1/2; or (b) the calendar year in which the Participant retires. Benefit payments under this Plan which are paid to a "5% owner," as such term is defined by Code Section 416, shall commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. In such case, the "5% owner" shall elect to receive a benefit in a form specified in
Section 12.01, providing that such form of benefit at all times meets the requirements of Section 401(a)(9) of the Code and regulations thereunder.

12.03.            DISTRIBUTIONS AFTER DEATH

                  If the distribution of the Participant's Account has begun and he dies before his entire Account has been distributed to him, the remaining portion of such Account will be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  Subject to Section 12.04 of the Plan, if the Participant dies before his distribution has begun, his entire Account shall be distributed within five years after the fifth anniversary of the first December 31 coinciding with or next following the date of his death unless (a) a portion of his Account is payable to or on behalf of a designated Beneficiary; (b) such portion will be distributed over the life of such designated Beneficiary; and
(c) such distribution begins not later than the December 31 coinciding with or next following the first anniversary of the date of the Participant's death (or such date as prescribed by the Secretary of Treasury).

                  Notwithstanding the preceding paragraph, if the designated Beneficiary is the Participant's Surviving Spouse, the date by which distributions must commence under (c) in the preceding paragraph shall be the date the Participant would have attained age 70 1/2. If the Surviving Spouse dies before distributions to said spouse begins, this section shall apply as if the Surviving Spouse were the Participant. Life expectancy of a Surviving Spouse may be recalculated annually; however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time that payment first commences without further calculations. In addition, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse when the child reaches the age of majority.

12.04.            CASH-OUTS/CONSENT

                  If for any reason a Participant terminates service or dies and the value of his nonforfeitable Account does not exceed (or at the time of any prior distribution has not exceeded) $5,000, the Participant (or Beneficiary in the case of the Participant's death) shall receive a distribution of the value of the entire nonforfeitable portion of such Accounts as soon as administratively feasible after the next Valuation Date after his date of termination; and the remainder of such Accounts will be treated as a Forfeiture. For purposes of this section, if the value of the Participant's nonforfeitable Account is zero, the Participant shall be deemed to have received a distribution of such nonforfeitable Account.

                  If the value of a Participant's nonforfeitable Accounts exceeds (or at the time of any prior distribution exceeded) $5,000, no amount shall be distributed to such Participant prior to his Normal Retirement Age without his consent. A Participant's election to receive a distribution from the Plan prior to his Normal Retirement Age shall not be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefits (hereinafter referred to as "description") under the Plan. The Participant shall be provided with such description not less than 30 days and not more than 90 days prior to the date his benefits are scheduled to commence, provided that a distribution may be made to the Participant prior to such 30-day period, provided the Participant is informed he has a right to a period of at least 30 days after receiving the description to consider the decision of whether to elect a distribution from this Plan and the Participant, after receiving such information, affirmatively elects a distribution prior to such 30-day period.

                  If a Participant who is not 100% vested in his Account receives a distribution pursuant to this section which is less than the value of his Employer Contributions Account and resumes employment covered under this Plan, the Participant's Account will be restored to the amount on the date of distribution if he repays to the Plan the full amount of his distribution before the earlier of (a) five years after the first date on which the Participant is subsequently reemployed by the Employer; or (b) the date on which he incurs five consecutive One-Year Breaks in Service following the date of distribution. If a Participant is deemed to have received a distribution pursuant to the first paragraph of this section, the Participant will be deemed to have repaid the full amount of his distribution upon his rehire.

12.05.            PUT OPTION

                  Except as otherwise provided in this Section 12.05, any Employer Shares which are not readily tradable on an established market at the time they are distributed to Participants or former

Participants, or they are subject to a trading limitation when distributed, shall be subject to a put option which will permit the Participant, the Participant's donees or a person (including an estate or its distributee) to whom the Shares pass by reason of the Participant's death to put those Employer Shares to the Employer. Put options shall be exercisable at least during the 16-month period which begins on the date the Employer Shares subject to the option are distributed by this Plan. Such an option may be exercised by the holder of the Shares notifying the Employer in writing that the put option is being exercised. The price at which the put option must be exercisable is the fair market value of the Shares determined in accordance with the provisions of Treasury Regulation sec.54.4975-11(d)(5).

                  If, pursuant to this section, the Employer is required to repurchase Employer Shares which are distributed to a Participant within one taxable year in a distribution that represents the balance to the credit of the Participant's Account, the amount to be paid for such Employer Shares shall be paid in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than 30 days after the exercise of the put option described in this section and not exceeding five years. If, pursuant to this section, the Employer is required to repurchase Employer Shares which are distributed to a Participant as part of an installment distribution, the amount to be paid for such Employer Shares shall be paid not later than 30 days after the exercise of the put option described in this Section.

                  Under no circumstances may the put option bind the Plan. However, the Plan may assume the rights and obligations of the Employer at the time the put obligation is exercised. Adequate security shall be provided and reasonable interest shall be paid on the unpaid amounts referred to in the preceding sentence.

                  Notwithstanding any provision of this Plan to the contrary,
(a) to the extent that the Employer is prohibited by law from redeeming or purchasing its own securities, consistent with the provisions of Section 409(h)(3) of the Code, Employer Shares under this Plan shall not be subject to the put option described in this Section 12.05 and, as such, a Participant will not be permitted to put such Employer Shares to the Employer; or (b) in the case of a Plan established by a bank which is prohibited by law from redeeming or purchasing its own securities, the requirements of this section shall not apply, providing the Plan provides that Participants entitled to receive a distribution from the Plan shall have the right to receive a distribution in the form of cash.

12.06.            RIGHT OF FIRST REFUSAL

                  (a) During any period when Employer Shares are not publicly traded, all distributions of Employer Shares to any Participant or his Beneficiary by the Plan shall be subject to a "right of first refusal" upon the terms and conditions hereinafter set forth. The "right of first refusal" shall provide that prior to any transfer (as determined by the Plan Administrator) of the Employer Shares, the Participant or Beneficiary must first offer to sell such shares to the Plan; and if the Plan refuses to exercise its right to purchase the Employer Shares, then the Employer shall have a "right of first refusal" to purchase such Shares. Neither the Plan nor the Employer shall be required to exercise the "right of first refusal." This Section 12.06 shall not be operative unless and until the Board of Directors of the Employer so directs.

                  (b) The terms and conditions of the "right of first refusal" shall be determined as follows:

                           (i) If the Participant or Beneficiary receives a bona
                  fide offer for the purchase of all or any part of his Employer Shares from a third party, the Participant or Beneficiary shall forthwith deliver (by registered mail, return receipt requested) a copy of any such offer to the Plan Administrator. The Trustee (as directed by the Plan Administrator) or the Employer, as the case may be, shall then have 14 days after receipt by the Plan Administrator of the written offer to exercise the right to purchase all or any portion of the Employer Shares.

                           (ii) The selling price and other terms under the
                  "right of first refusal" must not be less favorable to the Participant or Beneficiary than the purchase price and other terms offered by a buyer other than the Employer or the Plan, making a good faith offer to purchase the security.

12.07.            ELIGIBLE ROLLOVER DISTRIBUTIONS

                  (a) Notwithstanding any provision of this Plan to the contrary that would otherwise limit a distributee's election under the Plan, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) The following definitions will apply for purposes of this
Section 12.07:

                           (i) Eligible rollover distribution: An eligible
                  rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary;
                  (B) any distribution that is for a specified period of ten years or more; (C) any distribution to the extent such distribution is required under Code Section 401(a)(9); and (D) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii) Eligible retirement plan: An eligible retirement
                  plan is an individual retirement account described in Code
                  Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iii) Distributee: A distributee includes an Employee
                  or former Employee. In addition, the Spouse or Surviving Spouse of an Employee or former Employee is a distributee with regard to the interest of the Spouse or Surviving Spouse.

                           (iv) Direct rollover: A direct rollover is a payment
                  by the Plan to the eligible retirement plan specified by the distributee.

12.08.            INSTALLMENT DISTRIBUTIONS

                  Notwithstanding any provisions in this Plan to the contrary, if a Participant's entire interest is to be distributed in other than an immediate lump sum, unless the Participant elects otherwise, such distribution shall be made in substantially equal periodic installments (not less frequently than annually) over a period not longer than the greater of:

                  (a)  five years; or

                  (b) in the case of a Participant with an Account in excess of $710,000 for each $140,000, or any fraction thereof, by which such balance exceeds $710,000; provided, however, that in no event may installment payments under the Plan be made which exceeds either:

                           (i) a period certain not extending beyond the life
                  expectancy of the Participant; or

                           (ii) a period certain not extending beyond the joint
                  and last survivor expectancy of the Participant and a designated Beneficiary.

                  If a Participant's Account is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's Account by the life expectancy of the Participant and designated Beneficiary. If the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must at all times comply with proposed Treasury regulation 1.401(a)(9)-2.

                  The $710,000 and $140,000 dollar amounts referred to above shall be indexed for inflation for years after 1997 by the Secretary of the Treasury, and the amount applicable for any Plan Year shall be the dollar amount specified by the Secretary.


                                   SECTION L3
                                   ----------

                             BREAK IN SERVICE RULES
                             ----------------------

13.01.            EFFECT OF BREAK IN SERVICE ON ELIGIBILITY

                  If a Participant terminates his employment with the Employer and subsequently resumes employment after incurring a One-Year Break in Service, the rehired Participant shall again participate in the Plan as of the date of his reemployment, providing he is an Employee on his date of rehire.

13.02.            EFFECT OF BREAK IN SERVICE ON VESTING

                  In the case of a Participant who has five or more consecutive One-Year Breaks in Service, Years of Service performed by such Participant after such One-Year Breaks in Service will be disregarded for the purpose of determining the vested percentage of any Employer contributions that accrued to his Account before the commencement of such One-Year Breaks in Service.

                  Moreover, if a Participant incurs five or more consecutive One-Year Breaks in Service, such Participant's pre-break service will be disregarded in determining the vested percentage of any post-break Employer contributions that accrue to his Account if (a) he has no vested interest in his Account at the time of his separation from service; and (b) upon returning to service, the number of his consecutive One-Year Breaks in Service is greater than the number of his pre-break Years of Service.

                  Separate accounts will be maintained for the Participant's pre-break and post-break Employer contributions. Both accounts will share in the earnings and losses of the Trust Fund.

                  In the case of a Participant who does not have five consecutive One-Year Breaks in Service, both pre-break and post-break Years of Service will count in determining the vested percentage of pre-break and post-break Employer contributions that accrue to his Account.

13.03.            AUTHORIZED LEAVES OF ABSENCE

                  Authorized leaves of absence, as determined by the Plan Administrator, will be included in determining service for both eligibility and vesting purposes. All Employees in similar circumstances will be treated alike.

                  Notwithstanding anything in the Plan to the contrary, contributions, benefits and service credit with respect to "qualified military service," as such term is defined by Section 414(u)(5) of the Code, shall be provided in accordance with Section 414(u) of the Code.


                                   SECTION 14
                                   ----------

                                 TRUST AGREEMENT
                                 ---------------

14.01.            DESCRIPTION OF TRUST AGREEMENT

                  The Employer proposes to enter into a Trust Agreement with the Trustee to provide for the administration of the Trust Fund. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits which may accrue to any person under this Plan shall be subject to all the terms and provisions of the Trust Agreement. The Plan is designed to invest primarily in Employer Shares. If and to the extent that Employer Shares are not available at a price acceptable to the Trustee, the Trustee is authorized to make other investments as provided in the Trust Agreement.


                                   SECTION 15
                                   ----------

                               PLAN ADMINISTRATION
                               -------------------

15.01.            PLAN ADMINISTRATOR

                  The Plan shall be administered by a Plan Administrator. Such Plan Administrator shall be a committee of one or more individuals who shall be appointed by and serve at the pleasure of the Employer. In the event that no such appointment is made, the Sponsor shall serve as Plan Administrator.

15.02.            DUTIES OF PLAN ADMINISTRATOR

                  The Plan Administrator shall supervise the maintenance of such accounts and records as shall be necessary or desirable to show the contributions of the Employer, allocations to Participants' Accounts, payments from Participants' Accounts, valuations of the Trust Fund and all other transactions pertinent to the Plan.

                  The Plan Administrator is authorized to perform all functions necessary to administer the Plan, including, without limitation, to determine the eligibility and qualification of Employees for benefits under the Plan; to determine the allocation and vesting of contributions, earnings and profits of the Plan; to interpret and construe the terms of the Plan; to adopt rules, regulations and procedures consistent therewith and to decide all disputes with respect to the rights and obligations of Participants in the Plan. If the Trust Agreement permits, the Plan Administrator may direct the Trustee with respect to investment of the assets of the Trust Fund or may employ investment counsel to do so. The Plan Administrator will have absolute discretion in carrying out its duties and responsibilities under this paragraph.

                  The Plan Administrator may employ one or more persons to render advice with regard to any responsibility it has under the Plan and may designate others to carry out any of its responsibilities.


                                   SECTION 16
                                   ----------

                                   AMENDMENTS
                                   ----------

16.01.            SPONSOR'S RIGHT TO AMEND PLAN

                  The Sponsor shall have the right at any time, by an instrument in writing, to modify, alter or amend this Plan, in whole or in part, provided that no such change shall in any way affect the vested rights of the Employees under this Plan. If an amendment changes the nonforfeitable rights provided in Section

11 and such amendment does not provide the Participant with a greater nonforfeitable interest in his Account for each Year of Service earned under the Plan, then each Participant having not less than three Years of Service may elect, during the period beginning when the amendment is adopted and ending no earlier than the latest of (a) 60 days after the amendment's adoption; (b) 60 days after the amendment's effective date; or (c) 60 days after the Participant is issued a written notice of the amendment, to have his nonforfeitable rights computed without regard to such amendment. No election is required to the extent an amendment does not decrease the nonforfeitable percentage of a Participant for any Year of Service.

                  No amendment to the Plan shall decrease a Participant's Account balance or eliminate an optional form of distribution. Any amendment to the Plan shall be executed by any individual authorized by the Board of Directors of the Sponsor.


                                   SECTION 17
                                   ----------

                        DISTRIBUTIONS ON PLAN TERMINATION
                        ---------------------------------

17.01.            FULL VESTING ON PLAN TERMINATION

                  The Sponsor shall have the right at any time, by an instrument in writing, to terminate the Plan. When and if this Plan is terminated, or upon dissolution or liquidation of the Employer, after the payment of all expenses and after all adjustments of Participants' Accounts to reflect such expenses, fund profits or losses, income and allocations to date of termination, each affected Participant shall be entitled to receive that number of Employer Shares as is then credited to his Account and the net value of other assets of such Account.

17.02.            PAYMENT ON PLAN TERMINATION

                  The Plan Administrator shall make payment of each Participant's Account in cash or Employer Shares. Such payment shall be made to each Participant in a single lump sum payment.

17.03.            DISCONTINUANCE OF CONTRIBUTIONS; PARTIAL TERMINATION OF PLAN

                  Any complete discontinuance of contributions by the Employer or partial termination of the Plan will be treated as a termination with all affected Participants acquiring nonforfeitable interests in amounts contributed to such date of termination.


                                   SECTION 18
                                   ----------

                            CREDITORS OF PARTICIPANTS
                            -------------------------

18.01.            NON-ASSIGNABILITY

                  Except to the extent permitted by ERISA, assignment, pledge or encumbrance of any character of the benefits under the Plan is not permitted or recognized under any circumstances; and such benefits shall not be subject to claims of creditors, execution, attachment, garnishment or any other legal process.

18.02.            QUALIFIED DOMESTIC RELATIONS ORDERS

                  Section 18.01 shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order [as defined in Section 414(p) of the Code], or any domestic relations order entered before January 1, 1985.

                  A qualified domestic relations order may provide for an immediate lump-sum distribution to the alternate payee named therein upon the determination by the Plan Administrator that the order constitutes a qualified domestic relations order.


                                   SECTION 19
                                   ----------

                                CLAIMS PROCEDURES
                                -----------------

19.01.            FILING A CLAIM FOR BENEFITS

                  A Participant or Beneficiary, or the Employer acting on behalf of such Participant or Beneficiary, shall notify the Plan Administrator of a claim for benefits under the Plan. Such request shall be in writing to the Plan Administrator and shall set forth the basis of such claim and shall authorize the Plan Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

                  A decision by the Plan Administrator shall be made promptly and not later than 90 days after the Plan Administrator's receipt of the claim for benefits under the Plan, unless special circumstances require an extension of the time for processing; in which case, a decision shall be rendered as soon as possible, but not later than 180 days after the initial receipt of the claim for benefits.

19.02.            DENIAL OF CLAIM

                  Whenever a claim for benefits by any Participant or Beneficiary has been denied by the Plan Administrator, a written notice prepared in a manner calculated to be understood by the Participant or Beneficiary shall be provided setting forth (a) the specific reasons for the denial; (b) the specific reference to the pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) an explanation of the Plan's claim review procedure.

19.03.            REMEDIES AVAILABLE TO PARTICIPANTS

                  Upon denial of his claim by the Plan Administrator, a Participant or Beneficiary:

                  (a) may request a review by a named fiduciary, other than the Plan Administrator, upon written application to the Plan;

                  (b) may review pertinent Plan documents; and

                  (c) may submit issues and comments in writing to a named fiduciary.

                  A Participant or Beneficiary shall have 60 days after receipt by the claimant of written notification of a denial of a claim to request a review of a denied claim.

                  A decision by a named fiduciary shall be made promptly and not later than 60 days after the named fiduciary's receipt of a request for review, unless special circumstances require an extension of the time for processing; in which case, a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review by a named fiduciary shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.


                                   SECTION 20
                                   ----------

                                  VOTING RIGHTS
                                  -------------

20.01.            PARTICIPANT VOTING RIGHTS WITH RESPECT TO ALLOCATED SHARES

                  If the Employer Shares are "registration-type class of securities," all Employer Shares held in the Trust Fund and allocated to Participants' Accounts shall be voted by the Trustee pursuant to written instructions received from the Participants or Beneficiaries. If the Employer Shares are not "registration-type class of securities," all Employer Shares held in the Trust Fund and allocated to Participants' Accounts shall be voted by the Trustee pursuant to written instructions received from Participants and Beneficiaries with respect to any corporate matters relating to the approval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary may provide in regulations. For this purpose, "registration-type class of securities" shall have the meaning as set forth in Code Section 409(e)(4). With respect to allocated Shares for which the Trustee does not receive written instructions from Participants, such Shares shall be voted by the Trustee in the same proportion as the Shares voted by the Participants.

20.02.            PARTICIPANT VOTING RIGHTS WITH RESPECT TO UNALLOCATED SHARES

                  All Employer Shares held in the Trust Fund and not allocated to Participants' Accounts shall be voted by the Trustee in the same proportion as the Shares voted by the Participants. Notwithstanding the foregoing, if at the time Employer Shares are required to be voted, no shares have been allocated to Participants' Accounts, the Plan Administrator shall vote such shares.


                                   SECTION 21
                                   ----------

                                 TOP HEAVY RULES
                                 ---------------

21.01.            DEFINITIONS

                  If the Plan is or becomes top heavy in any Plan Year, the provisions of this Section 21 will supersede any conflicting provisions in the Plan. The following definitions and rules are necessary to comply with related federal tax requirements:

                  (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A); (ii) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's annual compensation exceeds the dollar limitation under Code Section 415(c)(l)(A); (iii) a 5% owner of the Employer; or (iv) a 1% owner of the Employer who has annual compensation of more than $150,000. For purposes of this section, annual compensation means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, 402(a)(8), 402(h) or 403(b). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

                  (b) Non-Key Employee: Any Employee or former Employee of the Employer who is not a Key Employee. The Beneficiary of a Non-Key Employee will be treated as a Non-Key Employee, and the Beneficiary of a former Non-Key Employee will be treated as a former Non-Key Employee.

                  (c) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of such Plan Year.

                  (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated); and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410.

                  (f) Top Heavy Plan: The Plan, if it meets the requirements of
Section 21.02.

21.02.            TOP HEAVY STATUS

                  This Plan, and any other plans aggregated with it, will become top heavy pursuant to this Section 21.02, as of the Determination Date, if the present value of accrued benefits for Key Employees is more than 60% (90% in the case of "super top heavy") of the sum of the present value of accrued benefits of all Employees, excluding former Key Employees. In the case of more than one plan which is to be aggregated, the present value of the accrued benefits (including distributions for Key Employees and all Employees) is first determined separately for each plan as of each plan's Determination Date. The plans then will be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year. The combined results will indicate whether the plans are top heavy.

                  The account balances and accrued benefits of a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the five-year period ending on the Determination Date will be disregarded.

                  The present value of accrued benefits as of the Determination Date for any individual is the sum of (a) the Account balance as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date; (b) an adjustment for contributions due as of the Determination Date; and (c) the aggregate distributions made with respect to such individual under the Plan during the five-year period ending on the Determination Date. For an employee stock ownership plan, the adjustment in (b) is generally the amount of contributions actually made after the Valuation Date but on or before the Determination Date.

                  In determining whether the Plan is top heavy, it must be aggregated with each plan included in the Required Aggregation Group. In addition, the Employer may aggregate plans included in the Permissive Aggregation Group.

21.03.            MINIMUM CONTRIBUTIONS

                  For each Plan Year in which the Plan is top heavy, each Participant who is a Non-Key Employee (including those Participants who did not complete 1,000 Hours of Service in the Plan Year) must receive an annual allocation of contributions and Forfeitures (disregarding Social Security benefits) equal to at least 3% of his Compensation; provided that, if the largest percentage of Compensation allocated to a Key Employee for a Plan Year is less than 3%, that largest percentage will be substituted for 3%. For any year in which the Employer maintains a defined benefit plan in addition to this Plan, the benefit which is required to be provided to participants in both plans will be satisfied by providing each Non-Key Employee with the minimum annual top-heavy benefit provided under the top heavy provisions of the defined benefit plan. For any year in which the Employer maintains another defined contribution plan in addition to this Plan, the minimum benefit required to be provided to participants in both plans shall be provided by this Plan.

21.04.            TOP HEAVY VESTING

                  If the Plan should become top heavy, the following vesting schedule shall apply to each Participant's Employer Contributions Account:

                                            NONFORFEITABLE
                  YEARS OF SERVICE            PERCENTAGE

                    Less than 3                    0
                     3 or more                   100%


Under no circumstances, however, will a Participant's vested interest be decreased as a result of the Plan becoming top heavy.

                  If at any time after becoming top heavy the Plan should cease to be top heavy, the vesting schedule contained in Section 11 shall again be applicable. However, any portion of a Participant's Employer Contributions Account that was nonforfeitable before the Plan ceased to be top heavy shall remain nonforfeitable. In addition, any Participant with three or more Years of Service at the time that the Plan ceases to be top heavy may elect to have the vesting schedule contained in this section remain applicable. The election period shall be the same as described in Section 16.


                                   SECTION 22
                                   ----------

                                  EXEMPT LOANS
                                  ------------

22.01.            AUTHORITY TO BORROW

                  The Trustee may borrow funds on behalf of the Plan to purchase Employer Shares, provided that any Plan loan is an exempt loan within the meaning of Treasury Regulation Section 54.4975-7(b)(l)(iii).

22.02.            REQUIREMENTS FOR PLAN LOANS

                  Any loan made to the Plan pursuant to this Section 22 must meet the following requirements:

                  (a) The proceeds of the loan must be used within a reasonable time after their receipt by the Plan either (i) to acquire Employer Shares; (ii) to repay such loan; or (iii) to repay a prior exempt loan.

                  (b) The interest rate of the loan must not be in excess of a reasonable rate of interest. All relevant factors will be considered in determining a reasonable rate of interest, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and the guarantor (if any) and the interest rate prevailing for comparable loans.

                  (c) The loan must be for a specific term. Such loan may not be payable at the demand of any person, except in the case of default.

                  (d) The loan must be without recourse against the Plan. Furthermore, the only assets of the Plan that may be given as collateral for the loan are Employer Shares of two classes--those acquired with the proceeds of the loan and those that were used as collateral on a prior exempt loan repaid with the proceeds of the current loan. No person entitled to payment under the exempt loan shall have any rights to assets of the Plan other than: (i) collateral given for the loan; (ii) contributions (other than contributions of Employer Shares) that are made under the Plan to meet its obligations under the loan; and
(iii) earnings attributable to such collateral and the investment of such contributions.

                  (e) The loan and/or related documents must provide for the release from encumbrance of Plan assets used as collateral for the loan. For each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The Plan Administrator shall select either the fraction set forth in Treasury Regulation 54.4975-8(i) or (ii). If collateral includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

                  (f) All other requirements of Treasury Regulation Section 54.4975-7(b).

                                   SECTION 23
                                   ----------

                                  MISCELLANEOUS
                                  -------------

23.01.            EMPLOYMENT RIGHTS

                  The right of the Employer to terminate the employment of any of its Employees shall not in any way be affected by the Employee's participation in this Plan.

23.02.            GENDER

                  Wherever used in this Plan the masculine pronoun refers to both men and women.

23.03.            NOTICE REQUIREMENT

                  Notice of the existence and provisions of the Plan and of any amendment thereto shall be communicated by the Employer to those entitled to notice thereof.

23.04.            MERGER OR CONSOLIDATION

                  In case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan would (if this Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to, or greater than, the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan then terminated).

23.05.            SOCIAL SECURITY BENEFITS

                  Post-separation Social Security benefit increases shall not affect benefits under this Plan.

23.06.            FORFEITURES

                  Forfeitures resulting from termination of employment shall be allocated to other Participants as of the last day of the Plan Year which immediately follows the earlier of: (a) the date on which the Participant receives an actual distribution of his nonforfeitable Account; and (b) the date the Participant incurs five consecutive One-Year Breaks in Service.

                  In the event that a Participant who received a distribution of his nonforfeitable Account returns to the employment of the Employer before he incurs five consecutive One-Year Breaks in Service and takes such action as is necessary to reinstate the portion of his Account that was previously forfeited, the forfeited portion of his Account shall be restored first from Forfeitures available for allocation in that year and then from additional Employer contributions, if necessary. All rights to forfeiture restoration shall lapse when this Plan is terminated with regard to all Participants who have not resumed employment prior to Plan termination.

23.07.            NAMED FIDUCIARIES

                  The named fiduciaries of this Plan shall be the Sponsor, the Plan Administrator and the Trustee.

23.08.            LIMITATIONS ON PAYMENT

                  No payment shall be made to any incompetent person (through minority or otherwise) until the Plan Administrator shall have been furnished evidence satisfactory to it of the person to whom such payment shall be made and his right to receive the same. Until furnished such evidence, all amounts so payable shall be held in trust for the person or persons entitled to receive them, separate and apart from the Plan's general Trust Fund.

23.09.            INTERPRETATION OF DOCUMENT

                  The construction and interpretation of the Plan provisions are vested with the Plan Administrator, in its absolute discretion, including, without limitation, the determination of benefits, eligibility and interpretation of Plan provisions. All such decisions, determinations and interpretations shall be final, conclusive and binding upon all parties having an interest in the Plan.

23.10.            NONTERMINABLE PROTECTIONS AND RIGHTS

                  Notwithstanding anything contained herein to the contrary, except as provided in Section 12.05 or 12.06 of the Plan, or as otherwise permitted by applicable law, no security acquired with the proceeds of an exempt loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and/or distributed from this Plan.

                  The rights and protections specified in the preceding sentence, together with the put option rights provided for in Section 12.05 hereof, shall be nonterminable regardless of whether this Plan ceases to be an employee stock ownership plan or an exempt loan is paid in full.

23.11.            DIVIDENDS

                  Dividends on Employer Shares held in a Participant's Account shall be allocated as investment earnings of such Participant's Account, and dividends on Shares held in the unallocated suspense account described in
Section 4.02 shall be allocated in accordance with procedures established by the Plan Administrator.


                                   SECTION 24
                                   ----------

                               CERTAIN DEFINITIONS
                               -------------------

                  Whenever used in this Plan, the following words and phrases shall have the meanings specified below. Additional words and phrases may be defined in the text of the Plan.

24.01.            ACCOUNT

                  "Account" means a Participant's Employer Contributions
Account.

24.02.            AFFILIATE

                  "Affiliate" means any other employer which, together with the Sponsor, is a member of a controlled group of corporations or of a commonly controlled trade or business [as defined in Code Sections 414(b) and (c) and as modified by Code Section 415(h)] or of an affiliated service group [as defined in Code Section 414(m)] or other organization described in Code Section 414(o).

24.03.            ANNUAL ADDITIONS

                  "Annual Additions" means the sum of the following amounts credited to a Participant for the Limitation Year under all defined contribution plans maintained by the Employer:

                  (a) Employer contributions;

                  (b) Forfeitures;

                  (c) amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l)(1) of the Code, which is part of a defined benefit plan maintained by the Employer; and

                  (d) amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date which are attributable to postretirement medical benefits allocated to the separate account of a key employee [as defined in Section 416(i) of the Code] under a welfare benefit fund [as defined in Section 419(e) of the Code] maintained by the Employer. The amounts described under this paragraph (d) shall not be subject to the 25% of compensation limit provided in Section 2.04.

                  "Annual Additions" shall exclude, for a Limitation Year, forfeitures of Employer Shares purchased with the proceeds of a loan described in Section 2.02 and interest on a loan described in Section 2.02 which is deductible under Code Section 404(a)(9)(B), providing not more than one-third of Employer contributions made to the Plan for such year are allocated to the Accounts of Participants who are Highly-Compensated Employees, within the meaning of Code Section 414(q).

24.04.            BENEFICIARY

                  "Beneficiary" means the individual, individuals or trust designated by the Participant under the terms of Section 8.02 hereof to receive the death benefit payable under the Plan.

24.05.            CODE

                  "Code" means the Internal Revenue Code of 1986, as may be amended from time to time, and corresponding provisions of future federal internal revenue codes.

24.06.            COMPENSATION

                  "Compensation" means all amounts paid to the Participant by the Employer for a Plan Year which is treated as wages pursuant to Code Section 3401(a), plus all other payments of compensation which the Employer is required to report on form W-2, plus all amounts excluded from income under Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code, excluding any amounts paid by the Employer during any Plan Year in excess of $160,000, as adjusted under Code
Section 401(a)(17) for Plan Years after January 1, 1998. For purposes of a Participant's first Plan Year of eligibility, only Compensation paid to such Participant after the Entry Date on which he begins to participate in the Plan shall be considered for purposes of determining allocations under Section 3 hereof.

24.07.            CURRENT PARTICIPANT

                  "Current Participant" means, for any Plan Year, a Participant who was employed by the Employer on the last day of such Plan Year.

[24.08.           EFFECTIVE DATE]

                  "Effective Date" means January 1, 1998.

24.09.            EMPLOYEE

                  "Employee" means any person who is an employee in the regular employment of the Employer.

24.10.            EMPLOYER

                  "Employer" means United Community Financial Corp. and any Affiliate who, with the consent of the Employer, adopts this Plan as a participating employer. As of the Effective Date, The Home Savings and Loan Company of Youngstown, Ohio shall be a participating employer.

24.11.            EMPLOYER CONTRIBUTIONS ACCOUNT

                  "Employer Contributions Account" means the account established for each Participant under this Plan pursuant to Section 4.01.

24.12.            EMPLOYER SHARES OR SHARES

                  "Employer Shares" or "Shares" means securities which constitute "employer securities" under Section 409(l) of the Code and "qualifying employer securities" under Section 4975(e)(8) of the Code and
Section 407(d)(5) of ERISA.

24.13.            EMPLOYMENT COMMENCEMENT DATE

                  "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer.

24.14.            ENTRY DATE

                  "Entry Date" means the first day of January, April, July or October following the period described in Section 1.02 in which an Employee satisfied the requirements of Section 1.01, but not earlier than the Effective Date.

24.15.            ERISA

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

24.16.            FORFEITURE

                  "Forfeiture" means the amount of the value of any Participant's Account that such Participant is not entitled to receive under
Section 11 on the termination of his employment.

24.17.            FULL TIME

                  "Full Time" means employment with the Employer for not less than 1,000 hours during the 12 consecutive calendar months for which a determination is made.

24.18.            HOUR OF SERVICE

                  "Hour of Service" means

                  (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

                  (b) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, absence for maternity or paternity reasons, jury duty, military duty, leave of absence or required by the Family and Medical Leave Act of 1993. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and

                  (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the

Employer or an Affiliate. The same hours of service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

                  (d) in the case of a Participant who is absent from work for maternity or paternity reasons, such Participant shall have credited, solely for purposes of determining whether a One-Year Break in Service has occurred for eligibility and vesting, in the year in which the absence begins if necessary to prevent a One-Year Break in Service for such year; or in the following year, the number of hours that would normally have been credited but for such absence; or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. The total number of hours treated as Hours of Service under this paragraph shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of pregnancy of the Participant; (ii) by reason of the birth of a child of the Participant; (iii) by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

24.19.            LATE RETIREMENT DATE

                  "Late Retirement Date" means the first day of the month following the date on which a Participant elects to retire after his Normal Retirement Date.

24.20.            LIMITATION YEARError! Bookmark not defined.

                  "Limitation Year" means the Plan Year.

24.21.            NORMAL RETIREMENT AGE

                  "Normal Retirement Age" means age 65.

24.22.            NORMAL RETIREMENT DATE

                  "Normal Retirement Date" means the first day of the month coincident with or next following the date on which the

Participant attains Normal Retirement Age; provided, however, that this Plan shall not be interpreted to require that a Participant retire prior to attaining any specific age.

24.23.            ONE-YEAR BREAK IN SERVICE

                  "One-Year Break in Service" means, for vesting purposes, a Plan Year during which a Participant has not completed more than 500 Hours of Service.

24.24.            PARTICIPANT

                  "Participant" means either (a) an Employee who is participating in the Plan in accordance with Section 1.01 for whom Accounts are being maintained; or (b) a former Employee for whom Accounts are being maintained.

24.25.            PLAN

                  "Plan" means the United Community Financial Corp. Employee Stock Ownership Plan as in effect from time to time.

24.26.            PLAN ADMINISTRATOR

                  "Plan Administrator" means an administrative committee appointed by the Sponsor to administer this Plan pursuant to Section 15 or, if no such appointment is made, the Sponsor.

24.27.            PLAN YEAR

                  "Plan Year" means the fiscal year of the Plan which begins each January l and ends each December 31.

24.28.            PROJECTED ANNUAL BENEFIT

                  "Projected Annual Benefit" means the annual benefit to which the Participant would be entitled under all Employer sponsored defined benefit plans, assuming that the Participant continues employment until his Normal Retirement Date, that the Participant's Compensation continues until his Normal Retirement Date at the rate in effect during the current calendar year and that all other factors relevant for determining benefits under the plans remain constant at the level in effect during the current calendar year.

24.29.            SPOUSE OR SURVIVING SPOUSE

                  "Spouse" or "Surviving Spouse" means an individual who is legally married to the Participant, provided that an individual who was formerly married to the Participant will be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in
Section 414(p) of the Code.

24.30.            TRUST AGREEMENT

                  "Trust Agreement" means the agreement, and any amendments made thereto, by and between the Employer and the Trustee for the management, investment and disbursement of funds held in the Trust Fund.

24.31.            TRUST FUND

                  "Trust Fund" means the fund established pursuant to the terms of the Trust Agreement.

24.32.            TRUSTEE

                  "Trustee" means the bank, trust company and/or individual or individuals designated by the Employer to hold and invest the Trust Fund and to pay benefits and expenses as authorized by the Plan Administrator in accordance with the terms and provisions of the agreement by and between the Employer and such bank, trust company and/or individual or individuals.

24.33.            VALUATION DATE

                  "Valuation Date" means the last day of each Plan Year and any other date(s) fixed by the Plan Administrator for the valuation of assets and adjustments of individual Accounts.

24.34.            YEAR OF SERVICE

                  "Year of Service" means a Plan Year during which a Participant is, and each Plan Year prior to the Effective Date during which such Participant was, a Full-Time Employee of the Employer. An Employee shall also be given credit for all Years of Service with an Affiliate which is not a participating employer.

                  IN WITNESS WHEREOF, the undersigned has caused this Plan to be executed by its duly authorized officer effective as of the Effective Date.


                                     UNITED COMMUNITY FINANCIAL CORP.



                                     By:
                                        ----------------------------------------

                                     Name (Print):
                                                  ------------------------------

                                     Title:
                                           -------------------------------------

Date: ___________________


                                     THE HOME SAVINGS AND LOAN COMPANY
                                     OF YOUNGSTOWN, OHIO



                                     By:
                                        ----------------------------------------

                                     Name (Print):
                                                  ------------------------------

                                     Title:
                                           -------------------------------------

Date: ____________________

                        UNITED COMMUNITY FINANCIAL CORP.
                        --------------------------------

                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                       -----------------------------------

                            Effective January 1, 1998

                        UNITED COMMUNITY FINANCIAL CORP.
                        --------------------------------

                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                       -----------------------------------



                                TABLE OF CONTENTS
                                -----------------


ARTICLE I             -        NAME OF TRUST                              1
---------

ARTICLE II            -        CONTRIBUTIONS TO THE TRUST FUND            2
----------

ARTICLE III           -        PAYMENTS FROM THE TRUST FUND               3
-----------

ARTICLE IV            -        INVESTMENT OF THE TRUST FUND               3
----------

ARTICLE V             -        POWERS OF THE TRUSTEE                      5
---------

ARTICLE VI            -        ADMINISTRATIVE PROVISIONS                  9
----------

ARTICLE VII           -        SUBSTITUTION OF TRUSTEE                   12
-----------

ARTICLE VIII          -        AMENDMENT AND TERMINATION                 14
------------

ARTICLE IX            -        MISCELLANEOUS PROVISIONS                  14
----------

                        UNITED COMMUNITY FINANCIAL CORP.
                        --------------------------------

                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                       -----------------------------------


         THIS AGREEMENT made and entered into this ___ day of _______________, by and between United Community Financial Corp. and The Home Savings and Loan Company of Youngstown, Ohio (hereinafter referred to as the "Employer"), and __________________, as trustee (hereinafter "Trustee");

                              W I T N E S S E T H:

         WHEREAS, effective as of January 1, 1998, the Employer adopted and established an employee stock ownership plan, called the United Community Financial Corp. Employee Stock Ownership Plan (the "Plan"); and

         WHEREAS, it is necessary, under applicable law, to establish a trust (hereinafter the "Trust") to hold the assets of the Plan; and

         WHEREAS, the Employer desires to enter into an agreement with the Trustee to provide for the investment of the assets of the Trust and for the payment of benefits from the Trust;

         NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:


                                    ARTICLE I
                                    ---------

                                  NAME OF TRUST
                                  -------------


         1. This Agreement and the Trust it evidences shall on and after the effective date stated in paragraph 3 of this Article I be known as the United Community Financial Corp. Employee Stock Ownership Plan Trust (which trust agreement, as hereinafter set forth and as it may hereafter be amended, is referred to herein as the "Agreement" or the "Trust Agreement"), and the provisions hereof are intended to implement on and after the effective date the provisions of the Plan.

         2. The Plan, and any future amendments thereto, shall form a part of this Trust Agreement, and any amendments hereto, in the same manner as if all terms and provisions thereof were copied herein in detail; the terms and provisions of this Trust Agreement, and any future amendments hereto, shall form a part of the Plan, as from time to time amended, in the same manner as if the same were copied in the Plan in detail.

         3. The Trust Agreement is effective as of January 1, 1998.

         4. The Trustee is authorized to accept all funds or property designated to be held under the terms of this Trust Agreement. By execution of this Trust Agreement, the Trustee acknowledges its acceptance as Trustee hereunder and accepts the provisions hereof and agrees to hold and administer all the moneys and other property which, on the effective date hereof, comprise the assets of the Trust Fund as well as any property hereafter received by it for the uses and purposes herein expressed.


                                   ARTICLE II
                                   ----------

                         CONTRIBUTIONS TO THE TRUST FUND
                         -------------------------------

         1. Subject to the provisions of Article VIII hereof, the Employer, on behalf of itself and its employees, intends (but is not required), from time to time, to deliver or cause to be delivered to the Trustee such amounts of cash, Employer Shares (as defined in the Plan) and other property acceptable to the Trustee as the Employer, in its sole discretion, deems necessary to comply with the provisions of the Plan. All such amounts received by the Trustee from the Employer shall constitute one common trust fund. Unless the context clearly applies or indicates the contrary, as used herein, the term "Trust Fund" comprises all property of every kind held by the Trustee, from time to time, pursuant to this Trust Agreement. The Trustee shall have no duty, expressed or implied, to compel any payment to be made to it by the Employer or otherwise be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan and shall be accountable only for cash and other property actually received by it.

         2. All contributions to the Plan are made subject to continuing qualification of the Plan and, any provisions of the

Plan or this Trust Agreement to the contrary notwithstanding, the Employer, by delivering to the Trustee written notification specifying the circumstances which warrant the return of contributions, may direct the Trustee to return contributions to the Employer in all circumstances permitted under Section 409(j) of the Internal Revenue Code of 1986, as amended (the "Code"). In any such event, the Trustee shall return to the Employer, within the time frame specified in Section 409(j)(3) of the Code, the market value of the subject contributions.


                                   ARTICLE III
                                   -----------

                          PAYMENTS FROM THE TRUST FUND
                          ----------------------------

         1. Payments shall be made from the Trust Fund by the Trustee to such persons, in such manner, at such times and in such amounts as the Plan Administrator (as defined in the Plan) may from time to time direct in writing; provided, however, that the Trustee may withhold compliance with the Plan Administrator's direction to the extent that, and so long as, the Trustee shall deem such withholding necessary to insure payment of the Trustee's expenses.

         2. The Plan Administrator may direct the Trustee to make payments to a paying agent or agents or to the Employer itself as paying agent.

         3. The Plan Administrator shall furnish the Trustee with all necessary factual information required by it to perform its duties as Trustee hereunder, and the Trustee shall not be required to verify the facts so furnished by the Plan Administrator. The Trustee, in following the directions of the Plan Administrator, is authorized to act upon instructions of the Plan Administrator or of any individual that the Employer shall designate in writing.


                                   ARTICLE IV
                                   ----------

                          INVESTMENT OF THE TRUST FUND
                          ----------------------------

         1. The Trust Fund, except such estimated amounts as in the opinion of the Trustee are required for current payments and expenses, shall be invested and reinvested by the Trustee without distinction between principal and income primarily in qualifying employer securities, as defined in Section 4975(e)(8) of the Code.

         2. To the extent that qualifying employer securities are not available at a favorable price, the Trustee is authorized to invest and reinvest any portion of the Trust Fund which is not invested in qualifying employer securities in such bonds; notes; debentures; mortgages; mutual funds; investment trust certificates; preferred or common stock; real estate; savings and loan accounts; insurance policies on the lives of participants in the Plan payable to the Trust; or in such property, real, personal or mixed, either within or without the state comprising the situs of the Trust, unless specifically prohibited by law or by the provisions of this Trust Agreement. All or any part of the Trust Fund may be invested in deposits which bear a reasonable interest rate in a bank or similar financial institution which is supervised by the United States or of any state thereof; and the Trustee may hold any reasonable portion of the Trust Fund in overnight accounts pending investment or payment of expenses or benefits. The Trustee may, to the extent it deems it advisable, invest in a common or collective trust fund or pooled investment fund, including any common trust fund for qualified employee benefit trusts, maintained by any bank or trust company in the United States which is supervised by a state or federal agency. During such period of time as an investment in any such common trust fund shall exist, the Declaration of Trust of such fund shall constitute a part of this Trust Agreement.

         3. The Trustee shall have the right, to the extent permissible under applicable law, to (a) purchase, sell, exchange and retain preferred or common stocks or other marketable obligations consisting of bonds, debentures, notes or certificates, or other evidences of indebtedness, issued by the Employer or by any "affiliate" [within the meaning of Section 407(d)(7) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")]; and (b) acquire and hold parcels of real property (and related personal property) which is leased, or is to be leased, to the Employer or to an "affiliate" [within the meaning of Section 407(d)(7) of ERISA]. Notwithstanding the foregoing, the Trustee shall not have the right to invest any Employer Shares held by it which are either allocated to the accounts of participants, or acquired pursuant to a loan and held in an unallocated account.

         4. The Plan Administrator may appoint one or more Investment Managers to exercise full investment management authority with respect to all or a portion of the assets of the Trust Fund and to authorize payment of the fees and expenses of such Investment Manager from the assets of the Trust Fund. In the event the Plan Administrator exercises this right, it shall certify to the Trustee and such Investment Manager the scope of the duties and responsibilities of the Investment Manager. Such Investment Manager shall be either (a) registered as an investment advisor under the Investment Advisors Act of 1940; (b) a bank, as defined in the Investment Advisors Act of 1940; or (c) an insurance company qualified to manage, acquire or dispose of Plan assets under the laws of more than one state. Upon its appointment, the Investment Manager shall certify and acknowledge in writing to the Plan Administrator and the Trustee that it has a copy of the Trust Agreement and the Plan, that it is a fiduciary with respect to such Plan and Trust and that it has assumed the duties and responsibilities conferred upon it by the Plan Administrator. The duties, responsibilities and authority of any such Investment Manager may be revoked or modified by the Plan Administrator at any time by written notice to such Investment Manager and to the Trustee. Any Investment Manager duly appointed and authorized by the Plan Administrator shall, during the period of its appointment, possess fully and absolutely those powers, rights and duties of the Trustee (to the extent delegated by the Plan Administrator and to the extent permissible under the terms of this Trust Agreement) with respect to the investment or reinvestment of that portion of the Trust Fund over which such Investment Manager has investment management authority. During any period of time when such Investment Manager is so appointed and serving, and with respect to those assets of the Trust Fund over which such Investment Manager exercises investment management authority, the Trustee's responsibility shall be limited to holding such assets as a custodian, providing accounting services, disbursing benefits as authorized and executing such investment instructions only as directed by such Investment Manager. Any certificates or other instruments duly signed by such Investment Manager (or the authorized representative of such Investment Manager), purporting to evidence any instruction, direction or order of such Investment Manager with respect to the investment of those assets of the Plan over which the Investment Manager has investment management authority shall be accepted by the Trustee as conclusive proof thereof. The Trustee shall also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and to be by such Investment Manager (or the authorized representative of such Investment Manager). Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of an investment manager, knowing such act or omission to be a breach of the fiduciary responsibility of the Investment Manager with respect to the Plan, the Trustee shall not be liable for any act or omission of an Investment Manager and shall not be under any obligation to invest or otherwise manage the assets of the Plan that are the subject of the management of the Investment Manager.


                                    ARTICLE V
                                    ---------

                              POWERS OF THE TRUSTEE
                              ---------------------

         1. Subject to any limitations imposed under Article IV, the Trustee is authorized and empowered:

                  (a) to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal at any time held by it; and any sale may be made by private contract or by public auction and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                  (b) to retain, manage, operate, repair and improve and to mortgage or lease for any period and on such terms as the Trustee shall deem proper any real estate or personal property held by the Trustee, including power to demolish any buildings or other improvements in whole or in part and to erect buildings or other improvements and to make leases that may extend beyond the term of the Trust; and to foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens;

                  (c) to compromise, compound and settle any debt or obligation due from third persons to it, or to third persons from it as Trustee hereunder, and to reduce the rate of interest on, to extend or otherwise to modify or to foreclose upon default or otherwise to enforce such obligation;

                  (d) except as otherwise provided in Section 20 of the Plan, (i) to vote in person or by proxy, with or within power of substitution, on any stocks, bonds or other securities held by it; (ii) to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payments thereof; (iii) to join in, dissent from or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise; and (iv) to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same;

                  (e) to make, execute, acknowledge and deliver any and all deeds, leases, assignments, documents of transfer and conveyance, documents of release and satisfaction and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                  (f) to write covered call options for the purchase of securities held in the Trust and to enter into closing purchase transactions for the purpose of terminating same to acquire and dispose of any call option and any put option and to grant options involving disposition of any Trust asset or to take options for the acquisition by the trust estate of any asset;

                  (g) to enforce any right, obligation or claim in its discretion and in general to protect in any way the interest of the Trust Fund, either before or after default; and, in any case, it shall consider such action for the best interest of the Trust Fund, to abstain from the enforcement of any right, obligation or claim; to abandon any property, whether real or personal, which at any time may be held by it;

                  (h) to borrow, or raise moneys, from the Employer or other sources, at a reasonable rate of interest, for the purposes of the Trust Fund, as it may deem advisable, and in particular, to borrow money to purchase qualifying employer securities; and for any sums so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by mortgaging or pledging only the assets purchased with the borrowed funds. Loans entered into pursuant to this subsection shall accrue interest at a reasonable rate and shall be repaid within a definite period, as set forth in the loan agreement. Proceeds obtained from a loan entered into pursuant to this subsection may be used only to acquire qualifying employer securities, repay the loan or repay a prior loan entered into pursuant to this subsection. No lender shall have recourse against the Trust Fund except with respect to such assets as the Trustee mortgages or pledges. The Trustee shall repay such loans only from Employer contributions and Trust Fund earnings. Upon the Trustee's payment of any portion of the balance due on a loan, the assets originally pledged by it as collateral for such portion shall be released from encumbrance, and any released securities shall be allocated in the manner described in the Plan. No person lending money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity, expedience or propriety of any such borrowing;

                  (i) to cause any investment in the Trust Fund to be registered in or transferred into its name as Trustee or the name or names of his nominee or nominees, or to retain them unregistered or in form permitting transferability by delivery, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

                  (j) to acquire property returning no income or slight income or to retain any such property so long as the Trustee shall deem advisable;

                  (k) to consult with counsel, who may be counsel to the Trustee or the Employer, and in so doing shall be fully protected in acting upon the advice of such counsel;

                  (l) to continue to exercise any powers and discretion herein granted for a reasonable time after the termination of the Trust;

                  (m) to utilize the facilities of any bank as a depository; and

                  (n) to perform all acts which it may deem necessary or proper and to exercise any and all powers of the Trustee under this Agreement upon such terms and conditions as it may deem for the best interest of the Trust Fund.

         2. In addition to the powers and authorities herein elsewhere granted, except as herein expressly provided otherwise, the Trustee shall have the powers, authorities and discretions set forth in the laws of the state comprising the situs of the Trust insofar as applicable hereto. The powers and authorities granted to the Trustee shall not be limited by the fact that such Trustee may be a bank or other financial institution; and no Trustee duly appointed, qualified and acting hereunder shall be subject to limitations or restrictions imposed upon a bank or other financial institution or upon fiduciaries generally with respect to the type of investment any such institution or trustee may make of its own funds or the funds of others except to the extent expressly provided herein or by law. Specifically, such Trustee may retain, acquire or otherwise deal in stock for which it is registrar, transfer agent or the like; may deposit Trust funds with itself as Trustee and as a bank; may contract or otherwise enter into transactions between itself as Trustee and as a bank or between itself as Trustee and any other institution for which it then, theretofore, or thereafter may be acting as Trustee, unless specifically prohibited by law.

         3. The Trustee may not maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States, except to the extent otherwise expressly permitted by law.


                                   ARTICLE VI
                                   ----------

                            ADMINISTRATIVE PROVISIONS
                            -------------------------

         1. The Trustee shall maintain, with respect to the Employer, true and accurate records and accounts reflecting all receipts and disbursements made by it pursuant to this Trust Agreement and containing a description of all assets from time to time held by it hereunder. Such records and accounts shall be open to the inspection of the Employer and the Plan Administrator at all reasonable times and may be audited from time to time by such person or persons as the Employer or the Plan Administrator may designate. Within 90 days after the end of each fiscal year, and at such other times as the Employer or Plan Administrator may request in writing, the Trustee shall deliver to the Employer or Plan Administrator a report and account in writing, covering the period from the last previous report and account, in such form and detail as the Employer or Plan Administrator may reasonably request; and the approval of any such report and account by the Employer or Plan Administrator shall be a full acquittance and discharge of the Trustee with respect to the matters therein set forth. Upon the expiration of 120 days from the date of filing such annual or other report and account, or upon the earlier specific approval thereof as provided above, the Trustee shall be forever released and discharged from all liability and accountability, except for actual fraud or a breach of fiduciary responsibility by failure to abide by the terms of this Trust Agreement, to anyone with respect to the propriety of its acts and transactions shown in such report and account except with respect to any such acts or transactions as to which the Employer or Plan Administrator shall within such 120-day period file written objections with the Trustee. Nothing herein contained, however, shall be deemed to preclude the Trustee from its right to have its accounts judicially settled by a court of competent jurisdiction, in which event, only the Trustee and the Employer shall be necessary parties.

         2. The Trustee may employ such agents, attorneys (who may be counsel for the Trustee), auditors, clerical and other assistants as, in its judgment, may be necessary or desirable for the proper administration of the Trust Fund and to advise the Trustee hereunder and may delegate to any person so employed any ministerial power of duty of the Trustee.

         3. The Trustee may institute, maintain or defend any litigation necessary in connection with the administration of the Trust Fund, provided the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonably anticipate by reason thereof. The Trustee shall notify the Employer in writing before instituting, or commencing the defense of, any such litigation.

         4. All expenses of administering the Plan and Trust, including, without limitation, the Trustee's compensation (to be agreed upon, from time to time, between the Employer and Trustee) and expenses, Investment Managers' fees and expenses and legal, accounting and other professional fees and expenses incurred in connection with the Plan or the Trust, shall be paid from the Trust Fund, unless otherwise paid by the Employer. Notwithstanding any provision contained herein, to the extent that any Trustee serving under this Agreement is an employee of the Employer, he shall receive no compensation (other than the reimbursement of his expenses) for serving as Trustee.

         5. No person shall be obliged to see to the application of any money or property delivered to the Trustee, nor shall any such person be required to take cognizance of the provisions of this Trust Agreement. The certificate of the Trustee, duly executed, may be received by any person dealing with the Trustee as conclusive evidence of any matter relating to this Agreement or the administration thereof. In general, each person dealing with the Trustee may act upon any advice, request or representation in writing by the Trustee, or the Trustee's duly authorized agent, and shall not be liable to any person in so doing. In case of doubt as to whether the Trustee has or has not been granted a specific power not enumerated hereunder, the certificate of the Trustee that the exercise of such power is necessary or desirable for the proper administration or distribution of the Trust Fund shall be conclusive upon all persons dealing with the Trustee to the same extent as if such power had been specifically granted to the Trustee.

         6. If the assets held by the Trustee hereunder, or any benefits payable by the Trustee hereunder, shall become liable for the payment of any estate, inheritance or income tax, which, in the Trustee's opinion, it shall be or may be required to pay, the Trustee shall have full power and authority to pay such tax out of any moneys or other property in its hands for the account of the person whose interests hereunder are liable for such tax; but, at least ten calendar days prior to making any such payment, the Trustee shall mail a notice to the Employer or Plan Administrator of its intention to make such payment. The Trustee also, prior to making any payment to any beneficiary hereunder, may require such releases or other documents from any lawful taxing authority and may require such indemnity from such beneficiary as it shall deem necessary for its protection.

         7. The Employer or Plan Administrator shall furnish to the Trustee all the information necessary for the Trustee to carry out the purposes of the Trust Agreement. This information shall include information relative to the liquidity needs of the Plan and other information regarding the Plan and its participants that the Trustee may regard as necessary to carry out its functions.

         8. The Trustee shall not be liable for its action in making payment or delivery of any cash or other property to any person at the direction of the Employer or Plan Administrator; and, in the event of litigation, actual or threatened, the Trustee shall not be liable for declining to make delivery thereof until final adjudication shall have been made by a court of competent jurisdiction or by agreement of the parties. All costs and expenses of such litigation shall be paid by the Employer.

         9. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction or order purporting to have been issued by the Employer or Plan Administrator and to be duly signed by an authorized officer of the Employer or by any other individual designated by the Employer as authorized to instruct the Trustee; and any certificate duly signed by an authorized officer or such individual purporting to evidence any such instruction, direction or order shall be accepted by the Trustee as conclusive proof thereof. The Trustee shall also be fully protected in acting in good faith upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document or communication believed by the Trustee to be genuine and to be the act of the Employer or Plan Administrator.

         10. The Trustee shall discharge its duties with respect to the Trust Fund solely in the interest of the participants and beneficiaries of the Plan for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying reasonable expenses in administering the Plan with respect to which the Trust Fund is established and maintained.

         11. The Employer intends that the Trust herein established for the purpose of implementing the Plan shall qualify under Sections 401 and 501 of the Code; and until advised to the contrary in writing, the Trustee may assume that the Trust is so qualified and is entitled to the exemption from taxes provided for in said sections.

         12. No bond shall ever be required of any Trustee, successor Trustee or ancillary Trustee duly appointed and acting hereunder, except such bond as may be required by any applicable law or statute of the United States, including, without limitation, ERISA, or of any state having appropriate jurisdiction, which required bond may not under such law or statute be waived by the parties to this Agreement. If requested by the Employer, Trustee shall from time to time deliver to the Employer copies of Trustee's then most current audited financial statements.

         13. The Trustee shall discharge its duties under this Trust Agreement:

                  (a) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (b) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (c) in accordance with the provisions of this Trust Agreement insofar as they are consistent with the provisions of ERISA, as the same may be from time to time amended; but the duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Trust Agreement and any other agreement to which it is a party, notwithstanding any reference herein to the Plan.

                                   ARTICLE VII
                                   -----------

                             SUBSTITUTION OF TRUSTEE
                             -----------------------

         1. The Trustee shall serve until a successor Trustee shall be named by the board of directors of the Employer or until its resignation, death, incapacity or removal, in which event such board of directors shall name a successor. A Trustee otherwise eligible to participate in the Plan and Trust shall not be excluded on the ground that it is a Trustee. The word "Trustee" as used herein shall include the original and any successor Trustee or Trustees.

         2. The Trustee may resign at any time upon giving 30 days' prior written notice to the Employer or, with the consent of the board of directors of the Employer, the Trustee may resign with less than 30 days' prior written notice.

         3. The board of directors of the Employer may remove the Trustee by giving at least 30 days' prior written notice to the Trustee.

         4. Upon such removal or resignation of the Trustee, the board of directors of the Employer shall appoint and designate a successor Trustee which shall be one or more individual successor Trustees or a corporate Trustee organized under the laws of the United States or of any state thereof with authority to accept and execute trusts. Any successor Trustee must accept and acknowledge in writing its appointment as a successor Trustee before it can act in such capacity.

         5. Title to all property and records or true copies of such records necessary to the current operation of the Trust Fund held by the Trustee hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof, without the execution or filing of any further instrument. Any resigning or removed Trustee shall execute all instruments and do all acts necessary to vest such title in any successor Trustee of record. Each successor Trustee shall have, exercise and enjoy all the powers, both discretionary and ministerial, herein conferred upon its predecessor. No successor Trustee shall be obliged to examine the accounts, records and acts of any previous Trustee; and each successor Trustee in no way or manner shall be responsible for any action or omission to act on the part of any previous Trustee.

         6. Any corporation resulting from any merger or consolidation to which the Trustee may be a party or succeeding to the Trust Business of the Trustee or to which substantially all of the Trust Assets of the Trustee may be transferred shall be the successor to the Trustee hereunder without any further act or formality with like effect as if such successor Trustee had originally been named Trustee herein; and, in any such event, it shall not be necessary for the Trustee or any successor Trustee to give notice thereof to any person; and any requirement, statutory or otherwise, that notice shall be given is hereby waived.


                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

         1. This Trust Agreement may be amended from time to time in any respect whatsoever by resolution of the Employer specifying such amendment, subject to the following limitations:

                  (a) Under no condition shall such amendment or amendments result in or permit the return or repayment to the Employer of any property held or acquired by the Trustee hereunder, or the proceeds thereof, or result in or permit the distribution of any such property for the benefit of anyone other than employees of the Employer who are beneficiaries under the Plan, except to the extent provided for by Paragraph 2 of Article II.

                  (b) Such amendment or amendments shall not increase the duties or responsibilities of the Trustee hereunder without its written consent.

The Employer or Plan Administrator shall deliver a copy of each amendment to this Trust Agreement to the Trustee within 90 days of such amendment.

         2. This Trust Agreement and the Trust may be terminated by the Employer at any time by delivering to the Trustee evidence of the formal action specifying that (a) the Plan is being terminated; or (b) contributions thereunder are being discontinued.

This Agreement and Trust shall automatically terminate when no cash or other property remains in the Trust.

         3. Nothing in this Agreement and Trust shall be construed to prevent the Employer from suspending contributions to the Trust for any period whatsoever or permanently; but such a suspension, whether temporary or permanent, shall not of itself terminate the Trust.


                                   ARTICLE IX
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         1. Except to the extent that this provision may not be legally waived, no personal liability whatever shall attach to or be incurred by any stockholder, officer, director or employee, as such, of the Employer, under or by reason of the terms or conditions contained in or implied from this Trust Agreement. The duties, obligations and rights of the Trustee shall be limited to and by the provisions of this Trust Agreement, notwithstanding any reference herein to the Plan; provided, however, the Employer agrees to deliver to the Trustee a copy of each amendment to the Plan within 90 days of the date of such amendment.

         2. No benefits or beneficial interest provided for hereunder or under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, either voluntary or involuntary, except as otherwise provided by federal law; and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void; neither shall such benefits or beneficial interest be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such benefits or funds are payable.

         3. The Employer shall have no beneficial interest in the Trust Fund or any part thereof; and no part of the Trust Fund shall ever revert or be repaid to the Employer, either directly or indirectly, except as provided in Paragraph 2 of Article II hereof.

         4. Unless superseded by federal law, the laws of the State of Ohio shall govern, control and determine all questions arising with respect to the Trust Fund and interpretation and validity of the provisions of this Agreement. In the event any provision or provisions of this Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this agreement but shall be fully severable, and the agreement shall be construed and enforced as if said illegal or invalid provision or provisions had never been inserted herein.

         5. Words and phrases are used interchangeably in the Plan and this Trust Agreement and a word, term or phrase defined in either is similarly defined for the purposes of the other. The terms "agreement," "herein," "hereunder" and similar terms refer to this Trust Agreement, including the Plan which is made a part hereof, unless otherwise qualified by the context.

         6. This Trust Agreement shall be binding upon persons who are entitled to any benefits hereunder, their heirs and legal representatives and upon the Employer, the Trustee and its respective successors and assigns.

         7. This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, United Community Financial Corp. and The Home Savings and Loan Company of Youngstown, Ohio, as the Employer, and _________________________, as Trustee, have caused these presents to be executed as of the day and year first above written.


ATTEST:                                UNITED COMMUNITY FINANCIAL CORP.



                                       By:
------------------------------            -------------------------------------
                                       Its:
------------------------------             ------------------------------------



ATTEST:                                THE HOME SAVINGS AND LOAN COMPANY
                                       OF YOUNGSTOWN, OHIO



                                       By:
------------------------------            -------------------------------------
                                       Its:
------------------------------             ------------------------------------



ATTEST:                                ----------------------------------------
                                       TRUSTEE



                                       By:
------------------------------            -------------------------------------

                                       Its:
------------------------------             ------------------------------------